UNITED STATES
SECURITES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  11/16/2004

Technitrol, Inc.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  001-05375

PA	23-1292472
(State or Other Jurisdiction Of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

1210 Northbrook Drive Suite 385
Trevose, PA 19053
(Address of Principal Executive Offices, Including Zip Code)

(215) 355-2900
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 1.01.    Entry into a Material Definitive Agreement

Technitrol, Inc. and AMI Doduco, Inc. (collectively, the "Companies") entered into a Letter Amendment, dated as of November 12, 2004 (the "Amendment") with Fleet Precious Metals Inc. (the "Consignor") amending the Consignment Agreement, dated as of November 18, 1997, by and between the Consignor and the Companies (as previously amended, the "Consignment Agreement").

Pursuant to the Amendment, the limit of the value of commodities permitted to be consigned under the Consignment Agreement was increased from $30,000,000 to $33,000,000.

The Amendment is attached hereto as Exhibit 10.1.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits

10.1 Letter Amendment to Consignment Agreement dated November 12, 2004, among Fleet Precious Metals Inc., Technitrol, Inc. and AMI Doduco, Inc.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Technitrol, Inc.

Date: November 16, 2004.	By:	/s/ Thomas J. Considine
Thomas J. Considine
Vice President, Treasurer and Secretary

Exhibit Index

Exhibit No.	Description
EX-10.1	Letter Amendment